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                FUTURE MEDICAL TECHNOLOGIES INTERNATIONAL, INC.

                             1995 STOCK OPTION PLAN

          1.   PURPOSE.  The purpose of the Future Medical Technologies
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International, Inc. 1995 Stock Option Plan (the "Plan") is to further the interests of Future Medical Technologies International, Inc. (the "Company") and its Subsidiaries by strengthening the desire of employees to continue their employment with the Company and its Subsidiaries and by inducing individuals to become employees of the Company and its Subsidiaries through stock options to be granted hereunder. Options granted under the Plan are options intended to qualify as non-qualified style options.

          2.   DEFINITIONS.  Whenever used herein, the following terms shall
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have the following meanings, respectively:

               (a) "Act" means the U.S. Securities Act of 1933, as amended.

               (b) "Affiliated Corporation" means any Parent or Subsidiary.

               (c) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

               (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (e) "Common Stock" or "Common Shares" means the common stock, $.001 par value, of the Company or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

               (f) "Committee" shall mean the Stock Option or Compensation Committee appointed by the Board of Directors, or if no committee has been appointed reference to "Committee" shall be deemed to refer to the Board of Directors.

               (g) "Company" shall mean Future Medical Technologies International, Inc., a Nevada corporation.

               (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange commission pursuant to the Securities Exchange Act of 1934, as amended, or any amendments or succession to Rule 16b 3(c)(2)(i).

               (i) "Employee " means any person or entity that renders bona fide services to the Company, including, without limitations, (i) a person employed by the Company
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or an Affiliate Corporation in a key capacity; (ii) an officer or director of the Company or Affiliate Corporation; (iii) a person or company engaged by the Company or an Affiliate Corporation as a consultant or advisor; or (iv) a lawyer, law firm, accountant or accounting firm, engaged by the Company or an Affiliated Corporation.

               (j) "Fair Market Value Per Share" of the Company's Common Stock shall mean if the Company's Common Stock is publicly held and actively traded on an established market the mean between the highest and lowest quoted selling prices of the Common Stock on the date of the grant of the Option. If there were no sales on the date of the grant of an option, the Fair Market Value Per Share: shall be determined by the Committee. In either case, Fair Market Value Per Share shall be determined without regard to any restrictions other than a restriction which by its terms will never lapse.

               (k) "Option" shall mean a Non-Qualified option for one share of Common Stock.

               (l) "Optionee" shall mean any Employee who has been granted an option to purchase shares of Common Stock under the Plan.

               (m) "Parent Corporation" shall mean a parent corporation of the Company as defined in Section 424(e) of the Code.

               (n) "Permanent Disability" shall mean termination of employment with the Company or any Subsidiary Corporation or Parent Corporation with the consent of the Company or such Subsidiary Corporation or Parent Corporation by reason of permanent and total disability with the meaning of Section 22(e)(3) of the Code.

               (o) "Plan" shall mean the Future Medical Technologies International, Inc. 1995 Stock Option Plan.

               (p) "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

          3.   ADMINISTRATION.
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               (a) The Plan shall be administered either (i) by the Board, with the majority of the Board acting at any time consisting of Disinterested Persons, or (ii) in the discretion of the Board, by a Committee of at least two persons appointed by the Board, each of whom shall be directors of the Company, and all of such members being Disinterested Persons; provided, however, that if a majority of the Board does not consist of Disinterested Persons, the Board shall appoint a Committee consisting of Disinterested Persons. Notwithstanding the provisions of the immediately preceding sentence, the requirement for disinterested Persons in

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such sentence shall not apply to any Options granted prior to the registration of the Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended, and after such registration, such requirement shall only apply for the grant of Options to individuals subject to Section 16(a) of such Act. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies.

               (b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members.

               (c) The Committee or the Board shall have the authority to construe and interpret the plan, to define otherwise undefined terms used herein, to determine die time or times an option may be exercised and the number of shares which may be exercised at any one time, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All powers granted herein to the Committee may also be exercised by me Board. All determinations and interpretations made by the Committee shall be conclusive and binding, on all Employees and on their guardians, local representatives and beneficiaries.

               (d) The Company will indemnify and hold harmless the members of the Board of Directors and the Committee from and against any and all liabilities costs mad expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than Such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct and/or criminal acts of such persons.

               (e) The Company will provide financial information to the Optionees on the same basis as the Company provides such information to its stockholders.

          4.   NUMBER OF SHARES SUBJECT TO PLAN.  The stock to be offered under
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the Plan shall consist of up to 800,000 shares of the Company's Common Stock.
If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

          5.   ELIGIBILITY AND PARTICIPATION.  All Employees, as defined in
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Section 2(i) hereof, and Consultants in connection with either Non-Qualified options, shall be eligible to receive the respective category of Options, subject to the Committee's right to select the particular Employees who are to receive the Options. The Committee shall determine the Employees and Consultants to whom Options shall be granted, the time or times at which such options shall be granted and the number of shares to be subject to each Option. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional option or Options if the Committee shall so determine.


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          6.   PURCHASE PRICE.
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          The purchase price of each share covered by each option shall be the bid price at the time of grant of the option. However, such purchase price may include value for services.

          7.   DURATION OF OPTIONS.  The date of expiration of the Option and
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all rights thereunder shall be five years from the date of the grant of the
Option by the Board or the Committee.

          8.   EXERCISE OF OPTIONS.
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               (a) An Option shall be exercisable in installments or otherwise upon such terms as the Committee shall in its discretion determine at the time the option is granted.

               (b) No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Securities Exchange Act of 1934, as amended.

          9.   METHOD OF EXERCISE.
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               (a) To the extent that the right to purchase shares has accrued,
Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full, by cash or by certified or cashier's check payable to the order of the Company or the equivalent thereof acceptable to the Company, of the purchase price for the number of shuts being purchased and, if applicable, any federal, state or local withholding and employment taxes required to be paid in accordance with the provisions hereof. The Company shall issue a separate certificate or certificates with respect to each option exercised by an Optionee.

               (b) In the Committee's discretion, payment of the purchase price for the shares with respect to which the option is being exercised, but not of the amount of any withholding and employment taxes, may be made in whole or in part with shares of Common Stock of the Company. If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a written representation and warranty that he has good and marketable title to the shares represented by the certificates, free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of die exercise of die option.


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               (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee, or other person entitled to exercise an option, fails to accept delivery of or fails to pay for all or any portion of the shares covered by the notice of exercise, upon tender of delivery thereof, the Committee shall have the right to terminate his Option with respect to such shares.

          10.  NON-TRANSFERABILITY OF OPTIONS.  No Option granted under the Plan
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shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him. Upon any attempted transfer of an Option contrary to the provisions hereof, the Committee may, at its discretion, elect to terminate the Option.

          11.  CONTINUANCE OF EMPLOYMENT.  Nothing contained in the Plan or any
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option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of his employment by the Company or any Subsidiary Corporation or Parent Corporation or interfere in any way with the right of the Company or any Subsidiary Corporation or Parent Corporation at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an option or interfere with the right of the Company to create another option plan.

          12.  TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR PERMANENT
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DISABILITY.  Except as the Committee may determine otherwise:
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               (a) If an Optionee ceases to be an Employee for any reason other than his death or Permanent Disability, any options granted to him under the Plan shall terminate three (3) months from the date on which such optionee terminates his employment. During such three (3) month period, the optionee may exercise any option granted to him but only to the extent such option was exercisable on the date of termination of his employment and did not, in the interim, expire or otherwise become terminated as provided herein.

               (b) Termination of employment other than by death or Permanent Disability for purposes hereof shall be deemed to take place upon the earliest to occur of the following: (i) the Optionee's retirement under the normal retirement policies of the Company or any Parent Corporation or Subsidiary Corporation; (ii) the date of the Optionee's retirement with the approval of the Company or any Parent Corporation or any Subsidiary Corporation because of disability other than Permanent Disability; (iii) the date an Optionee receives notice or advice that his employment is terminated; or (iv) the date an Optionee ceases to render his services to the Company or any Parent Corporation or Subsidiary Corporation for any reason other than death, Permanent Disability or reasons included in (i) through (iii) inclusive of this Section 12(b), except that absences for temporary illness, emergencies and vacations or leaves of absence

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approved in writing by the Company or any Parent Corporation or Subsidiary
Corporation shall rot be treated as a termination of employment until the 91st day after the absence begins or, if later, for so long as the Optionee's right to reemployment with the Company or its Parent Corporation or Subsidiary Corporation is guaranteed by statute or contract. The fact that the Optionee may receive payment from the Company or any Parent Corporation or Subsidiary Corporation after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice, or for other benefits shall not affect the termination date.

          13.  DEATH OR PERMANENT DISABILITY OF OPTIONEE.  Except as the
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Committee may determine otherwise with respect to any Non-Qualified options granted hereunder, if any Optionee shall die at a time when he is employed by the Company or any Parent Corporation or Subsidiary corporation or if the Optionee shall cease to be an Employee by reason of Permanent Disability, any Options granted to him under this Plan shall terminate one year after the date of his death or termination of employment due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his retirement due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution.

          14.  STOCK PURCHASE NOT FOR DISTRIBUTION.  If requested by the
               -----------------------------------
Committee an Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the option will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option must agree in writing that the shares of stock are being acquired in good faith without a view to distribution.

               Notwithstanding any other provision hereof, the Company shall not be obligated to issue any shares unless it is advised by counsel that it may do so without violation of applicable federal and state securities laws and the Company may require shares to bear a legend and may take other steps reasonably necessary to comply with applicable laws and to limit transfer.

          15.  PRIVILEGES OF STOCK OWNERSHIP.  No persons entitled to exercise
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any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of such option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.


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          16.  ADJUSTMENTS.
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               (a) If the number of outstanding shuts of Common Stock of the
Company are increased or decreased, or if such shares ant exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided in Section 4 hereof and the shares of Common Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the option.

               (b) Notwithstanding the provisions of subsection (a) of this Section, upon the dissolution or liquidation of the Company or the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or the sale of substantially all of the assets of the Company or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation or entity, the Plan and each outstanding Option shall terminate; provided, however, that: (i) each Option for which no option has been tendered by the surviving or acquiring corporation or any parent thereof in accordance with all of the terms and provisions of (ii) immediately below, shall become fully exercisable subject to the provisions of Section 8(c) hereof, thirty days before the effective date of such dissolution, liquidation, merger, consolidation in which the Company is not the surviving corporation, or sale of assets or stock; or (ii) in its sole and absolute discretion, the surviving or acquiring corporation or any parent thereof may, but shall not be obligated to, tender to any Optionee holding an Option, an option or options to purchase shares of the surviving corporation or acquiring corporation or any parent thereof, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of any Option then outstanding under this Plan.

               (c) Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

          17.  AMENDMENT AND TERMINATION.
               -------------------------

               (a) The Board of Directors of the Company may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by the stockholders of the Company if the amendment would (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of shares of Common


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Stock which may be issued under the Plan, except as permitted under the provisions of Section 16 hereof; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

               (b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee under the Plan.

          18.  EFFECTIVE DATE OF PLAN.  This Plan shall become effective upon
               ----------------------
adoption by the Board of Directors of the Company and approval by the Company's stockholders; provided, however, that prior to approval of the Plan by the
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Company's stockholders, but after adoption by the Board of Directors, Options may be granted under the Plan subject to obtaining the stockholders' approval of the adoption of the Plan. Notwithstanding the foregoing, stockholders' approval must occur no later than twelve (12) months after the date of adoption of the Plan by the Board of Directors.

          19.  TERM OF THE PLAN.  No option shall be granted pursuant to the
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Plan after ten (10) years from the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the date of approval of the Plan by the Company's stockholders.



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